Exhibit 99.4

To: All AK Steel Employees

I am pleased to share some exciting news about AK Steel’s future. Today we announced that we have entered into a definitive merger agreement with Cleveland-Cliffs, a leading iron ore mining company based in Cleveland, Ohio and an important long-term supplier to AK Steel. Our Board of Directors and management team are fully supportive of this transaction and believe it is the best path forward for AK Steel, our employees, our shareholders and our other stakeholders. Together, we will create a vertically integrated producer of value-added iron ore and steel products. I encourage you to read the attached news release that we issued this morning.

Like us, Cliffs has a strong and proud history in the Midwest, tracing its roots back over 170 years in Ohio. Operating four iron ore mines in Michigan and Minnesota, Cliffs produces iron ore pellets that complement our blast furnace operations, as well as a new major investment in Toledo, Ohio that will launch next year to produce hot briquetted iron for use in electric arc furnaces like ours. Cliffs holds the top position as the largest producer of iron ore pellets in North America and produced over 20 million long tons of iron ore pellets in 2018. As a result of this combination with Cliffs, due to the complementary nature of our businesses, we do not expect significant changes to our operations, facilities or employee functions.

Our businesses are highly complementary, both operationally and culturally, and there are a lot of reasons why combining with Cliffs will help us grow and succeed:

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This transaction is transformative and aligns with our ongoing strategy to grow our company and create shareholder value by commercializing innovative products and services, driving further growth into new markets and downstream businesses and transforming our operations to significantly improve our cost position.

•	Together, we will have a presence across the entire manufacturing process, from mining and pelletizing to the development and production of finished high value steel products.

•	Cliffs shares our focus on operational excellence and dedication to safety, quality, innovation and sustainability.

Today’s announcement is the first step in the process of combining our two companies. The transaction is expected to close in the first half of 2020, subject to approval by the shareholders of both companies, regulatory approvals and the satisfaction or waiver of other customary closing conditions. Upon closing, AK Steel will operate as a subsidiary of Cliffs, but importantly to our customers and employees, we will retain our existing company name and brand. We will also maintain a significant presence at our current headquarters in West Chester, Ohio along with our Research and Innovation Center in Middletown, Ohio. In terms of leadership, Lourenco Goncalves, Chairman of the Board, President and CEO of Cliffs, will lead the expanded organization and I will retire from my positions as CEO and a Director of AK Steel, assuming the transaction closes. In addition, three existing members of AK Steel’s Board will join Cliffs’ Board of Directors, and two of Cliffs’ existing Board members will step down.

Until the transaction is finalized, AK Steel and Cliffs will continue to operate independently. It is important that we all remain focused on our day-to-day responsibilities, putting safety first, and focusing on quality and customer service like we always do. I also want to emphasize that this combination is about growth and the opportunity to bring together and leverage the respective strengths of AK Steel and Cliffs. While there will naturally be overlap in some corporate functions, no changes will occur until the transaction closes.

It is also important that you do not coordinate with Cliffs employees or engage with them directly regarding this pending transaction. An integration team with individuals from both AK Steel and Cliffs will lead and plan the integration of our businesses, subject to legal limitations. We are committed to keeping you informed as we work through the integration process. As with all confidential business matters, please do not share confidential information publicly, and please send all media calls to Lisa Jester, Corporate Manager, Communications and Public Relations.

I know you will have questions about what this means for AK Steel, and each of you as employees. While we will not have all the answers right now, I encourage you to view the attached Employee FAQ document, or visit www.ClevelandCliffsAKSteel.acquisitionannouncement.com, where you can find additional information about the transaction. Later today you will receive an invitation to an employee call I will host tomorrow to discuss the transaction.

On behalf of our Board of Directors, Kirk Reich, and our entire management team, I want to thank you for your ongoing hard work and dedication to AK Steel. Cliffs’ interest in AK Steel is a reflection of the success of the business and the exceptional organization we have developed. The strong foundation we have built provides a great platform for the success and growth in the future with this merger.

Sincerely,

Roger Newport, CEO

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “would,” “target” and similar expressions, as well as variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements reflect AKS’s and CLF’s current beliefs and judgments and are not guarantees of future results or outcomes. Forward-looking statements are based on assumptions and estimates that are inherently affected by economic, competitive, regulatory, and operational risks and uncertainties and contingencies that may be beyond AKS’s or CLF’s control. They are also subject to inherent risks and uncertainties that could cause actual results or performance to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) the completion of the proposed transaction on the anticipated terms and timing or at all, including obtaining shareholder and regulatory approvals and anticipated tax treatment, (ii) potential unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, economic performance, indebtedness, financial condition, losses and future prospects, (iii) the ability of CLF to integrate its and AKS’s businesses successfully and to achieve anticipated synergies, (iv) business and management strategies for the management, expansion and growth of the combined company’s operations following the consummation of the proposed transaction, (v) potential litigation relating to the proposed transaction that could be instituted against AKS, CLF or their respective directors, (vi) the risk that disruptions from the proposed transaction will harm AKS’ or CLF’s business, including current plans and operations, (vii) the ability of AKS or CLF to retain and hire key personnel, (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction, (ix) uncertainty as to the long-term value of CLF’s common stock, (x) continued availability of capital and financing and rating agency actions, (xi) legislative, regulatory and economic developments and (xii) unpredictability and severity of catastrophic events, including acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Other factors that may present significant additional obstacles to the realization of forward looking statements or which could have a material adverse effect on AKS’ or CLF’s respective consolidated financial condition, results of operations, credit rating or liquidity are contained in AKS’s and CLF’s respective periodic reports filed with the SEC, including the AKS 10-K and CLF 10-K. Neither AKS nor CLF assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by applicable law.

IMPORTANT INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

In connection with the proposed transaction involving AK Steel Holding Corporation (“AKS”) and Cleveland-Cliffs Inc. (“CLF”), CLF will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of AKS and CLF, which also constitutes a prospectus of CLF. AKS and CLF may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that AKS or CLF may file with the SEC. The definitive joint proxy statement/prospectus will be sent to the shareholders of AKS and the shareholders of CLF. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders may obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by AKS or CLF through the web site maintained by the SEC at www.sec.gov. Documents filed with the SEC by AKS will also be available free of charge on the AKS website at www.aksteel.com or by contacting AKS’s investor relations department. Documents filed with the SEC by CLF will also be available free of charge on CLF’s website at clevelandcliffs.com or by contacting CLF’s investor relations department:

AK Steel	Cleveland-Cliffs
513-425-5215	216-694-5700

PARTICIPANTS IN THE SOLICITATION

AKS, CLF and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding AKS’ directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is set forth in AKS’ Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 15, 2019 (the “AKS 10-K”), and its proxy statement filed with the SEC on April 10, 2019. Information regarding CLF’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is set forth in CLF’s Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 8, 2019 (the “CLF 10-K”), and its proxy statement filed with the SEC on March 12, 2019. Additional information regarding the interests of these participants and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. Free copies of these documents may be obtained from the sources indicated above.

NO OFFER OR SOLICITATION

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.